UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	July 28, 2006

Consolidated Communications Holdings, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-51446	02-0636095
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

121 S. 17th Street, Mattoon, Illinois		61938
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(217) 235-3311

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On July 28, 2006, Consolidated Communications Holdings, Inc. (the "Company") entered into Amendment No. 4 ("Amendment No. 4") to the Second Amended and Restated Credit Agreement dated as of February 23, 2005, as amended as of April 22, 2005, June 3, 2005 and November 25, 2005, among the Company, Consolidated Communications, Inc. and Consolidated Communications Acquisition Texas, Inc., as borrowers (the "Borrowers"), the lenders referred to therein, Citicorp North America, Inc., as administrative agent, Cobank, ACB, as documentation agent, Credit Suisse First Boston ("CSFB") and Deutsche Bank Securities, Inc., as co-syndication agents, and CSFB and Citigroup Global Markets Inc., as joint lead arrangers and joint book-runners (as amended, the "Credit Agreement"). Amendment No. 4 provides for, among other things, the following: (1) an increase in the size of the term D loan available under the Credit Agreement by up to $45 million (subject to certain adjustments), (2) an increase in the applicable margin on the entire amount of term D loans outstanding under the Credit Agreement from 175 basis points to 200 basis points, (3) an amendment to the definition of "cumulative available cash" in the Credit Agreement to exclude the impact of the Company’s repurchase of shares of its common stock pursuant to the Stock Repurchase Agreement, dated July 13, 2006, by and among the Company, Providence Equity Partners IV L.P. and Providence Equity Operating Partners IV L.P. (the "Share Repurchase"), (4) an amendment to the definition of "consolidated EBITDA" in the Credit Agreement to add back certain one-time expenses related to the Share Repurchase, severance, billing integration and compliance with the Sarbanes-Oxley Act of 2002 and (5) a reduction by $1.5 million of the quarterly amount of restricted payments (as defined in the Credit Agreement) that the Borrowers may pay out of cumulative available cash without triggering a mandatory loan prepayments.

The description set forth above does not purport to be complete and is qualified in its entirety by the Amendment No. 4 filed herewith as Exhibit 10.1, and is incorporated into this report by reference.

Item 9.01 Financial Statements and Exhibits.

(d)Exhibits.

Exhibit No. 10.1

Amendment No. 4 to the Second Amended and Restated Credit Agreement dated as of February 23, 2005, as amended as of April 22, 2005, June 3, 2005 and November 25, 2005, among the Company, Consolidated Communications Inc. and Consolidated Communications Acquisition Texas, Inc., as borrowers, the lenders referred to therein, Citicorp North America, Inc., as administrative agent, Cobank, ACB, as documentation agent, Credit Suisse First Boston ("CSFB") and Deutsche Bank Securities, Inc., as co-syndication agents, and CSFB and Citigroup Global Markets Inc., as joint lead arrangers and joint book-runners.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Consolidated Communications Holdings, Inc.

August 2, 2006	By:	Steven L. Childers

Name: Steven L. Childers
Title: Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

10.01	Amendment No. 4 to the Second Amended and Restated Credit Agreement dated as of February 23, 2005, as amended as of April 22, 2005, June 3, 2005 and November 25, 2005, among the Company, Consolidated Communications Inc. and Consolidated Communications Acquisition Texas, Inc., as borrowers, the lenders referred to therein, Citicorp North America, Inc., as administrative agent, Cobank, ACB, as documentation agent, Credit Suisse First Boston ("CSFB") and Deutsche Bank Securities, Inc., as co-syndication agents, and CSFB and Citigroup Global Markets Inc., as joint lead arrangers and joint book-runners.